Clearwater Paper Corporation Vertical Partners Global Paper & Packaging Conference March 8, 2012

Forward-Looking Statements
• difficulties with the completion of our new tissue manufacturing and converting facilities, including the completion of our new through-air-dried paper machine;
• difficulties with the integration process or the realization of the benefits expected from our acquisition of Cellu Tissue;
• changes in raw material and energy costs, including changes in the cost and availability of wood fiber and wood pulp;
• changes in freight costs and disruptions in transportation services;
• the loss of large customers;
• customers' product preferences;
• changes in the United States and international economies;
• cyclical industry conditions;
• competitive pricing pressure for the company's products;
• reliance on a limited number of third-party suppliers of raw materials;
• an inability to successfully implement our expansion strategies;
• labor disruptions;
• unanticipated manufacturing disruptions;
• changes in general and industry-specific laws and regulations; and
• unforeseen environmental liabilities or expenditures.
Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-
looking statements, whether as a result of new information, future events or otherwise.
This presentation contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our strategies to grow our business, optimize profitability and build a high performance culture, the expected delivery and budget relating to our new tissue machine and converting lines in Shelby, North Carolina, expected future cost savings from cost synergies relating to our Cellu Tissue acquisition, efficiency projects and reductions to our cost structure, including our Lean manufacturing program, future growth and market opportunities, including in the eastern U.S., internal and external pulp purchases and transfers, internal pulp production and requirements, customer purchases of Private Label tissue, production capacity of operating divisions, our share repurchase program and the expected benefit thereof, our capital allocation objectives, our financial priorities such as growing free cash flow and maintaining modest leverage, estimated annual EBITDA sensitivities, sales volumes, input costs, and our financial condition and results of operations. Words such as “anticipate,” “expect,” “intend,” “will,” “plan,”  “goals,” “target,” “project,” “believe,” “schedule,”
“estimate,” “may,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-
looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risk factors described in Item 1A of Part I of our Form
10-K for the year ended December 31, 2011, as well as the following:

• We are a company formed in late 2008 with
more than 60 years of operating history
• A leader in Private Label consumer tissue and
bleached paperboard
• Focused on producing high quality products that
help our customers build their brands
• Operate in two segments of similar size
¹
– Pulp and Paperboard: 43%
– Consumer Products: 57%
• Financial overview
– 2011 Net Sales: $1.9 billion
– 2011 Adjusted EBITDA: $195.5 million
²
– 5 year average annual Free Cash Flow (FCF)
generation (2007-2011): $48.0 million
²
1
Based on net sales for 2011
Introduction to Clearwater Paper
2 See “Appendix: Detailed Financials” for the definition of Adjusted EBITDA and Free Cash Flow as well as the reconciliation to the most comparable GAAP measures

• Lead Private Label quality
• Expand geographically
• Expand retail channel
penetration
Our Strategy
• Improve sales mix
• Reduce costs
• Continue to improve quality
• Develop common culture
• Drive for results
• Attract and retain high
performers
Build a High
Performance
Culture
Optimize
Profitability of
Paperboard
Business
Grow our Tissue
Business

• Expansion of the Consumer Products Segment:
– acquisition of Cellu Tissue, and
– start up of two new converting lines and initiation of construction of our new
TAD paper machine in Shelby, NC
• Continuing to optimize the pulp and paperboard mills to improve cost structure
• First U.S. Private Label manufacturer to offer FSC products
• 2-for-1 stock split and $30 million repurchase program in third quarter 2011
• Sold our sawmill for $30 million in late 2011 to allow the Pulp and Paperboard
Segment to focus on core operations
Accomplishments Since the 2008 Spin-off

• Complete new paper machine and corresponding converting lines in Shelby, NC on time and on budget
• Expand customer base to align with the expected start up of the paper machine in fourth quarter 2012
• Launch Lean Manufacturing program company-wide to reduce costs and improve efficiencies
• Achieve $35-$40 million annual run rate cost synergies associated with the acquisition of Cellu Tissue
2012 Objectives

6 New Paper Machine

Shelby Paper Machine – Our Accomplishments and Goals
• Remain ON BUDGET with original estimate
of $260-$280 million
• Remain ON TIME with paper machine
estimated to start up in fourth quarter 2012
• Manufacture and deliver QUALITY products
• Remain ON TASK with dedicated project
team to ensure results

• First two converting lines operational
• Consolidate third-party warehouse to
Shelby
• Paper machine and remaining
converting lines operational
• Commence product trials

Shelby 8

Shelby 9

Shelby 10

11 Cellu Tissue Acquisition

The acquisition of Cellu Tissue has provided us with:
Strategic Benefits of Acquisition
• A national manufacturing footprint that allows greater
operational efficiencies
• New retail channel opportunities
• An estimated $15-$20 million in cost synergies in 2012
and an estimated cost synergies annual run rate of $35-
$40 million by the end of 2012

$4 - $5 M
$8 - $9 M
$3 - $4 M
$14 - $15 M
$2 M
$4 – $5 M
$35 – $40 M

CLEARWATER PAPER

Breakdown of Estimated Annual Acquisition Cost Synergies
1

Manufacturing
– Moving parent rolls to
converted cases
Transportation
– Product spec changes and
lower miles
Warehousing
– Closing duplicate facilities
Procurement
– Purchasing power and
economies of scale
Fiber
– Increased use of internal pulp
Wages
– Streamlining processes and
overhead
1 Estimated annual run rate cost synergies of $35-$40 million by the end of 2012

14 Consumer Tissue

U.S Tissue Demand (Indexed)
U.S. GDP% Change
140
120
100
80
60
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0%)
(2.0%)
(3.0%)
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
100 104 107 113 114 117 119 121 124 124 124 127 129 127 130
3.7% 4.5% 4.4% 4.8% 4.1% 1.1% 1.8% 2.5% 3.6% 3.1% 2.7% 2.1% 0.4% (2.6%) 2.8%

Private Label Tissue Market Share in the Total U.S. Grocery Channel

2002
2010
14.4%
31.8%
13.0%
21.2%
17.8%
31.8%
Facial tissue
Bath Tissue
Paper Towels

Data Source: SymphonyIRI Infoscan.

CLEARWATER PAPER

Attractive Industry Characteristics
Within the tissue market, Private Label penetration has also grown substantially since 2002
²
The tissue market has grown an average of 2% annually since 1996
¹
Source:  RISI and IRI
1  Based on converted short tons
2  Represents market share as a % of sales in U.S. grocery channel

Therefore they require:
• National brand-like quality to support high quality store
brands
• High quality packaging and branding support
• Complete mix of product offerings to support retailer
assortment objectives
• Category management support and expertise
• Experience and execution to deliver a comprehensive
Private Label tissue program
Private Label is a Strategic Focus for Retailers

Tissue is an Important Category for U.S. Retailers
Segment % Category (cases) Annual Sales
Bath Tissue 53% $4.2B
Paper Towels 32% $2.5B
Facial Tissue 10% $795MM
Paper Napkins 5% $360MM
Est. Total Category $7.86B
SOURCE:  52 Week Sales Food, Drug, Mass without Wal-Mart, May 29, 2011, Symphony IRI

Bathroom Tissue
154 SQUARE FEET (14.3 m²) TOTAL AREA
4 ROLLS • EACH 280 ONE-PLY BATHROOM TISSUE
4.4 X 4.5 IN. (11.2 X 11.4 cm)

STATER
Simply Soft
ELEGANT NAPKINS
SOFT & DURABLE
homelife
Soft Choice
ULTRA
SOFT & THICK
Holiday Prints
Thirsty
Strong & Absorbent
SAFEWAY
Ultra
Boulder

CLEARWATER PAPER

Private Label Quality is More Important Than Ever Before

Mid 60’s to 70’s
2011
• Private Label has become more brand-like
in quality since the early days of generic
store brand tissue
• Clearwater Paper manages over 1,300 retail
package SKU’s for its customers

Quality Tier	Bathroom Tissue	Household Towels	Facial Tissue	Napkins
ULTRA highest quality attributes	**3 National Brands** **√ Private Label** 4, 6, 9, 12, 18, 24, 30 roll packs 30% of Bath Segment	**3 National Brands** **√ Private Label** 1,2,6,8,12,15 roll packs 53% of Towel Segment	**2 National Brands** **√ Private Label** Multiple standard count cartons 24% of Facial Segment	**2 National Brands** **√ Private Label** 40,60,100,200 count packs 30% of Napkin Segment
PREMIUM higher quality attributes	**3 National Brands** **√ Private Label** 4, 6, 9, 12, 18, 24, 30 roll packs 45% of Bath Segment	**3 National Brands** **√ Private Label** 1,2,3,6,8,12 roll packs 24% of Towel Segment	**2 National Brands** **√ Private Label** Multiple standard count cartons 71% of Facial Segment	**2 National Brands** **√ Private Label** 160,200 count packs 10% of Napkin Segment
VALUE / ECONOMY lower quality, price driven value	**No Leading National Brand** **√ Private Label** 1, 4, 6, 9, 12, 24 roll packs 23% of Bath Segment	**No Leading National Brand** **√ Private Label** 1,3,6,8,12,15 roll packs 20% of Towel Segment	**No Leading National Brand** **√ Private Label** No standard counts 4% of Facial Segment	**No Leading National Brand** **√ Private Label** Multiple standard counts 56% of Napkin Segment
GREEN RECYCLED Niche segment for green consumers	**Small Niche Brands** **√ Private Label** 4, 6, 12 roll packs 2% of Bath Segment	**Small Niche Brands** **√ Private Label** 1,3,6 roll packs 3% of Towel Segment	**Small Niche Brands** **√ Private Label** No standard counts 1% of Facial Segment	**Small Niche Brands** **√ Private Label** No standard counts 4% of Napkin Segment

CLEARWATER PAPER

Complex Segmentation Requires Expertise
• Clearwater Paper is well represented in all segments of the tissue category, including a leading presence in the value/economy product tier
• Clearwater Paper is the category leader in providing a full-range of product tier Private Label offerings nationwide

Softly
SAFEWAY

Softly

FSC

CERTIFIED

FSC
www.fsc.org
MIX
Paper from responsible sources
FSC® C051250

The mark of responsible forestry practices for a sustainable future.

Food Club
ULTRA
Supreme Clean
EXTRA STRONG & ABSORBENT
3 ROLLS
with HYDRASORB

homelife
Soft Choice
SOFT & STRONG
18 Double Rolls = 36 Regular Rolls

CLEARWATER PAPER

20 Clearwater Paper Adds Unique Value Through FSC and Rainforest Alliance Certification

21 Paperboard

Tembec Paperboard, 3%
Weyerhaeuser, 5%
International Paper, 26%
Rock-Tenn, 7%
Clearwater Paper, 11%
Evergreen Packaging, 13%
Georgia Pacific, 13%
MeadWestvaco, 22%

90%
85%
80%
75%
70%
65%
60%
71%
85%
1998
2011

U.S. Bleached Paperboard Demand (Indexed)²
U.S. Bleached Paperboard Price ($/short ton)³
120
100
80
60
1,200
1,000
800
600
100 99 105 103 108 102 100 100 101 106 108 108 109 108 97 101 98
$880 $760 $810 $740 $713 $773 $728 $700 $727 $713 $772 $718 $861 $961 $1,031 $1,082 $1,150
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Attractive Industry Characteristics
Source:  RISI
1  Top 5 manufacturers in 1998 were International Paper, Westvaco, Temple-Inland, Georgia-Pacific and Potlatch. Top 5 manufacturers in 2011 were International Paper, MeadWestvaco,
Georgia-Pacific, Evergreen Packaging and Clearwater Paper
2  Based on tons produced
3  Average price per short ton of 16 pt. SBS folding carton C1S
2011 North American Bleached
Paperboard (SBS) Production
Pulp and Paperboard
Capacity
Top 5 Manufacturers
Stable demand for U.S. paperboard products
Demand
Price
1

Estimated 2011 North American Bleached Board Production
(Appx. 6.0 Million Tons)
Folding
2,490
42%
LPB
1,220
20%
Cup
790
13%
PD&T
640
11%
Ctd. Bristols
600
10%
All Other
240
4%

NORELCO
Soft touch, smooth shave
Trish McEvoy
Titleist
Jack Daniel's
Energizer
BAKED CHICKEN TORTILLA CASSEROLE

Goats Milk

CLEARWATER PAPER

Estimated Industry Mix 23 SOURCE: RISI / Company Websites / Internal Estimates Cup Liquid Packaging Folding/CIS

Efficiency and Optimization
• Lean manufacturing initiatives focusing on non-capital solutions for driving out waste and improving quality
• Sold our sawmill in late 2011 for approximately $30 million and signed a long-term residual supply agreement
• Cost reduction projects such as:
• Lower Columbia reload facility for sawdust to increase fiber supply
• Chip screening at Lewiston to improve quality
• Strong pulp integration – we internally produced approximately
64% of our pulp requirements in 2011

Chip Screening 25

26 Financial Overview

Financial Goals and Priorities
• Create strong shareholder return
• Grow free cash flow through strong operating performance
• Maintain modest leverage in the range of Net Debt/EBITDA of
1x – 4x
• Deploy capital effectively
• Focus on appropriate liquidity levels for growth and business cycles

Our objective is to allocate capital using a dynamic framework to create strong returns to shareholders while providing appropriate liquidity to meet growth objectives and compete effectively.
Capital Allocation
Return Timeframe
Greenfield
M&A
Stock Repurchase
Debt Pay Down
Pension Payments
Dividend
Capital allocation CLW has deployed
Shorter
Longer
Illustrative of Projects Meeting Return Hurdle Rates
Capital

Share Repurchase
• Authorization to repurchase up to $30 million of common stock
• Purchases help offset share dilution from equity incentive plans
• During the fourth quarter of 2011 we repurchased 41,700 shares of outstanding common stock at an average price of $32.30 per share
• Through year-end 2011 we had repurchased 333,300 shares at a total cost of $11.3 million

$196
Financial Track Record
$34
$53
$128
$104
$93
$80
$35
$51
$94
$134
8.8%
6.0%
13.9%
12.2%
10.1%
2007 2008 2009 2010 2011
Adjusted EBITDA and Segment Adjusted EBITDA
2
5 Yr. Average: $143
$452
$504
$554
$570
$1,092
$731
$751
$696
$803
$836
2007 2008 2009 2010 2011

($ in millions)
Net Sales and Segment Net Sales
1
$1,183
$1,255 $1,250
$104
$75
5 Yr. Average: $1,398
$174
$1,373
$167
$1,928
1  Excludes intersegment net sales and transfers. Net sales for 2010 for CPD includes four days of Cellu Tissue results. Prior periods have no Cellu Tissue amounts
2  See Appendix: “Detailed Financials” for the definition of Adjusted EBITDA and Segment Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measures
3  Adjusted EBITDA margin percentage calculated by dividing Adjusted EBITDA by Net Sales
CPD
Adj. EBITDA Margin %
3
PPD

Historical Cost Drivers – Wood Fiber

Total Cost
1
:
% of Total
Cost of Sales
2009 2010 2008
$325.4 M
28%
$259.6 M
25%
$304.5 M
26%
1 Excludes intersegment amounts and Cellu Tissue amounts prior to acquisition
• Wood fiber includes pulp, wood chips, sawdust and saw logs (until the
November 28, 2011 sale of our sawmill)
• Generally we use a mix of pulp including northern softwood, southern softwood, northern hardwood, eucalyptus and recycled
• In 2011, we utilized 95% of our internally generated pulp which represented approximately 64% of our total pulp needs
2011
$487.6 M
29%
Wood
Fiber

Historical Cost Drivers – All Other

Total Cost:
% of Total
Cost of Sales
2009
2010
Energy
2008
Total Cost:
% of Total
Cost of Sales
Total Cost
1
:
% of Total
Cost of Sales
$143.0 M
12%
$114.7 M
10%
$97.3 M
9%
$92.0 M
8%
$123.2 M
10%
$100.3 M
9%
$117.3 M
10%
$ 61.9 M
5%
$70.0 M
7%
$82.4 M
7%
$123.2 M
12%
$132.3 M
11%
Maintenance
& Repairs
Total Cost:
% of Total
Cost of Sales
Chemicals
1 Excludes related labor costs
Transportation
2011
$130.2 M
8%
$148.1 M
9%
$99.8 M
6%
$174.7 M
10%

Estimated Annual Cost Sensitivities
Change 2011 EBITDA
Variable Units $/Unit Units
Purchased Pulp $/Tonne $50.00 450,000 +/- $23
Chips/Sawdust $/Ton $5.00 1,750,000 +/- $9
Transportation $/Gallon $1.00 8,820,000 +/- $9
Chemicals $/Prod Ton $5.00 1,300,000 +/- $7
Natural Gas $/mmbtu $0.50 10,400,000 +/- $5
$0 $5 $10 $15 $20 $25 $30
($ Millions)

($ in millions)
1 See Appendix “Detailed Financials” for the definition of EBITDA, Adjusted EBITDA and Free Cash Flow as well as a reconciliation to the most comparable GAAP measures.  2009, 2010 and
2011 amounts are Adjusted EBITDA and all other periods represent EBITDA
2 See Appendix  “Detailed Financials” for supporting schedules
3 We converted gallons previously claimed under the Alternative Fuel Mixture Tax Credit, or AFMTC, to the Cellulosic Biofuel Producer Credit, or CBPC
Free Cash Flow
2011 free cash flow was impacted by Shelby capital, taxes paid in connection with our transition to CBPC
³
and pension funding
2007 2008 2009 2010 2011
EBITDA/Adjusted EBITDA
¹
$103.7 $75.4 $174.3 $166.8 $195.5
Capital Expenditures (20.5) (21.3) (19.3) (46.1) (134.1)
Cash Taxes Paid
²
(14.1) (5.6) (41.3) (28.6) (43.1)
Cash Net Interest Expense (13.0) (13.1) (15.1) (15.9) (43.6)
Working Capital Dec (Inc)
²
37.6 (21.2) (99.6) 88.5 (85.6)
Other Cash Flow Items
²
(5.7) 6.6 88.2 (44.7) 34.6
Free Cash Flow
¹
$88.0 $20.8 $87.2 $120.0 $(76.3)

($ in millions)
Balance Sheet
1
December 31, December 31, December 31,
2009 2010 2011
Assets
Current Assets
Cash, Restricted Cash & Short-Term Investments $190.8 $148.7 $64.2
Receivables, net 94.5 153.3 176.2
Taxes Receivable 101.3 10.4 10.0
Inventories 169.8 228.3 244.1
Prepaid Expenses and Other 15.9 48.8 50.8
Non-Current Assets
Property, Plant & Equipment 364.0 654.5 735.6
Goodwill & Intangibles - 285.9 279.2
Other 11.2 15.4 11.2
Total Assets $947.5 $1,545.3 $1,571.3
Liabilities
Current Liabilities
Accounts Payable & Accrued Liabilities 109.8 184.6 144.6
Other 9.9 10.5 9.9
Non-Current Liabilities
Long-Term Debt 148.3 538.3 523.7
Deferred Taxes - 61.1 69.4
Other Long-Term Liabilities 242.3 210.5 264.3
Accrued Taxes 73.5 72.0 74.5
Total Liabilities $583.8 $1,077.0 $1,086.4
Total Stockholders' Equity $363.7 $468.3 $484.9
Total Liabilities & Stockholders' Equity $947.5 $1,545.3 $1,571.3
Adjusted EBITDA to Interest Expense, net
1
11.2X 7.4X 4.4X
0.9 3.2 2.7
Total Debt/Adjusted EBITDA
1
See Appendix “Detailed Financials” for the definition of Adjusted EBITDA as well as a reconciliation to the most comparable GAAP measure

36 Appendix: Detailed Financials

Income Statement
($ in millions)
1 See Appendix for definition of EBITDA and a reconciliation to most comparable GAAP measure
2007 2008 2009 2010 2011
Net Sales $1,183.0 $1,255.3 $1,250.1 $1,373.0 $1,928.0
Costs & Expenses
Cost of Sales 1,083.8 1,179.4 1,052.2 1,173.8 1,702.5
Selling, General, & Administrative 46.8 47.4 71.1 100.4 110.0
Income from Canadian Lumber Settlement - - - - -
Alternative Fuel Mixture Tax Credit - - 170.6 - -
Income from Operations $52.4 $28.5 $297.4 $98.8 $115.4
Margin (%) 4.4% 2.3% 23.8% 7.2% 6.0%
Depreciation and Amortization 51.3 47.0 47.4 47.7 76.9
EBITDA
1
$103.7 $75.4 $338.6 $146.5 $192.7
Margin (%) 8.8% 6.0% 27.1% 10.7% 10.0%
Interest Expense 13.0 13.1 15.5 22.6 44.8
Debt Retirement Costs - - 6.2 - -
Other Expense (Income) - - - - (0.3)
Earnings Before Income Taxes $39.4 $15.3 $275.7 $76.2 $70.9
Income Tax Provision 14.1 5.6 93.2 2.4 31.2
Net Earnings $25.3 $9.7 $182.5 $73.8 $39.7

Reconciliation of GAAP to Non-GAAP:
Net Cash from Operating Activities to Free Cash Flow
($ in millions)
1 2009 amount excludes $170.6 million of alternative fuel mixture tax credits for the period late January through December 31, 2009
2007 2008
2009
1
2010
2011
Net Cash Provided by Operating
Activities
$108.5 $42.1 $54.2 $185.6 $68.4
Capital Expenditures (20.5) (21.3) (19.3) (46.1) (134.1)
Non-cash Net Interest - - 0.4 6.7 1.3
Non-cash Net Taxes - - 51.9 (26.2) (11.9)
Free Cash Flow $88.0 $20.8 $87.2 $120.0 $(76.3)

Free Cash Flow – Working Capital
($ in millions)
       2007         2008        2009        2010
   2011
Dec (Inc) in Receivables $18.8 $(8.8) $9.5 $(9.9) $(25.6)
Dec (Inc) in Tax Receivables - - (101.3) 93.8 0.4
Dec (Inc) in Inventories (8.5) (14.0) (16.8) (3.9) (18.7)
Dec (Inc) in Prepaid Expenses 0.4 (0.5) 0.1 (5.0) (0.2)
Inc (Dec) in Taxes Payable 18.1 0.8 (0.8) - 2.2
Inc (Dec) in Accounts Payable
and Accrued Liabilities
8.9 1.3 9.7 13.5 (43.7)
Working Capital Dec (Inc) $37.6 $(21.2) $(99.6) $88.5 $(85.6)

Free Cash Flow – Other
($ in millions)
      2007         2008        2009        2010
            2011
Equity-Based Compensation
Expense
$3.3 $2.3 $5.6 $8.5 $8.1
Employee Benefit Plans (1.0) 1.1 14.1 15.0 16.9
Funding of Qualified Pension
Plans
- - - (25.1) (12.5)
Excess Tax Benefit from Share-
based Payment Arrangements
- - (0.1) (0.9) (0.9)
Change in Non-current Accrued
Taxes
- - 73.5 (4.3) 2.5
Change in Deferred Taxes (8.1) 4.9 (4.6) (15.0) 14.8
Other 0.2 (1.7) (0.3) (22.9) 5.7
Other Cash Flow Items $(5.7) $6.6 $88.2 $(44.7) $34.6

Reconciliation of GAAP to Non-GAAP:
Clearwater Paper EBITDA and Adjusted EBITDA
1 See last page of this Appendix for definitions of EBITDA and Adjusted EBITDA
($ in millions)
     2007      2008      2009      2010          2011
Net Earnings $25.3 $9.7 $182.5 $73.8 $39.7
Income Tax Provision 14.1 5.6 93.2 2.4 31.2
Interest Expense 13.0 13.1 15.5 22.6 44.8
Earnings Before Interest and
Income Taxes
52.4 28.5 291.2 98.8 115.7
Depreciation & Amortization 51.3 47.0 47.4 47.7 76.9
EBITDA
1
$103.7 $75.4 $338.6 $146.5 $192.7
Alternative Fuel Mixture Tax
Credit
- - (170.6) - -
Debt Retirement Costs - - 6.2 - -
Cellu Tissue Acquisition
Related Expenses
- - - 20.3 -
Lewiston, Idaho sawmill sale
related adjustments
- - - - 2.9
Adjusted EBITDA¹ $103.7 $75.4 $174.3 $166.8 $195.5

Reconciliation of GAAP to Non-GAAP:
Clearwater Paper Segment EBITDA and Segment Adjusted EBITDA
($ in millions)
1 See last page of this Appendix for definitions of Segment EBITDA and Segment Adjusted EBITDA
2007 2008 2009 2010
2011
Consumer Products
Operating Income $17.6 $37.3 $112.2 $80.8 $42.8
Depreciation and Amortization 16.3 15.7 16.0 17.0 50.4
Other, net - - - - 0.1
Segment EBITDA
1
$33.9 $53.0 $128.2 $97.8 $93.3
Cellu Tissue Acquisition
Related Expenses
- - - 6.4 -
Segment Adjusted EBITDA
1
$33.9 $53.0 $128.2 $104.2 $93.3
Pulp & Paperboard
Operating Income $45.0 $4.4 $201.8 $64.9 $92.8
Depreciation 34.6 30.9 29.9 28.7 26.1
Segment EBITDA
1
$79.6 $35.3 $231.7 $93.6 $118.9
Alternative Fuel Mixture Tax
Credits
- - (170.6) - -
Lewiston, Idaho sawmill sale
related adjustments
- - - - 15.4
Segment Adjusted EBITDA
1
$79.6 $35.3 $51.1 $93.6 $134.3

Definitions of Non-GAAP Measures
Clearwater Paper Definitions of Non-GAAP Measures
EBITDA is a non-GAAP measure that Clearwater Paper management uses to evaluate the cash generating capacity of Clearwater Paper. The most directly comparable GAAP measure is net earnings.  EBITDA, as defined by Clearwater Paper management, is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under
GAAP.
Adjusted EBITDA is a non-GAAP measure that Clearwater Paper management defines as EBITDA adjusted for items that we do not believe are indicative of our core operating performance, including acquisition related expenses and alternative fuel mixture tax credits.  The most directly comparable GAAP measure is net earnings.  It should not be considered as an alternative to net earnings computed under GAAP.
Segment EBITDA is a non-GAAP measure used by Clearwater Paper management. The most directly comparable GAAP measure is segment operating income. Segment EBITDA, as defined by Clearwater Paper management, is segment operating income adjusted for segment depreciation and amortization. It should not be considered as an alternative to segment operating income computed under GAAP.
Segment Adjusted EBITDA is a non-GAAP measure that Clearwater Paper management defines as Segment EBITDA adjusted for items that we do not believe are indicative of the segment’s core operating performance, including alternative fuel mixture tax credits.  The most directly comparable GAAP measure is segment operating income.  It should not be considered as an alternative to segment operating income computed under GAAP.
Free Cash Flow is a non-GAAP measure that Clearwater Paper management uses to evaluate the financial performance of Clearwater Paper. The most directly comparable GAAP measure is net cash from operating activities.  Free Cash Flow, as defined by Clearwater Paper management, is net cash from operating cash flows adjusted for capital expenditures, non-cash net interest and non-cash taxes. It should not be considered as an alternative to net cash from operating activities computed under GAAP.

44 Appendix: Estimated Pulp Flow and Synergy Example

Pulp Flows 2011
(MT)
36%
64%
Pulp Sources
Internal
90%
10%
By Division
26%
74%
Recycled/Virgin
Recycled
DIP,
Other
38%
62%
Virgin
Hardwood
• BEK
Softwood
Consumer Products
Idaho Pulp and Paperboard
External
450,000 MT
• NBHK
• SBHK
• NBSK
• NBHK
• NBSK
• SBSK
• SOP,

Synergy Opportunity Example
Underutilized large converting winder in Neenah, WI (formerly Cellu Tissue) can more efficiently produce Away-from-Home products and 1000 count bathroom tissue
Actions:
1. Relocate a wrapper machine from Elwood, IL (formerly CLW) to Neenah, WI
2. Reposition an underutilized case packer in Neenah, WI
3. Redirect the existing 1000 count product from Lewiston, ID (formerly CLW) and
Thomaston, GA (formerly CLU) to Neenah, WI
4. Increase the production schedule of the existing underutilized large converting winder in Neenah, WI from 5 to 7 days
Expected Results:
1. Creates new case capacity in the systems at Neenah, Lewiston and Thomaston
2. Reduces freight
3. Improves paper machine trim

47 Appendix: Other Information

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
30%
17%
16%
7%
6%
5%
4%
2%
2%
2%
1%
1%
1%
1%
1%
1%
0%
0%
0%
4%
Georgia-Pacific
Kimberly-Clark
Procter & Gamble
Cascades
SCA
PF Clearwater Paper 1
Kruger
Irving
Marcal
Wausau Paper
Tissue Products Tech
Lincoln
First Quality Tissue
Augusta Tissue
Orchids Paper
Erving Paper
Metro Tissue
Great Lakes Tissue
Atlas Paper
Other

2010 North American Tissue Market by Producer
Remaining Manufacturing Base Highly
Fragmented
Large Brand
Manufacturers
Source:  Equity research.
1 Represents Clearwater Paper tissue parent roll capacity combined  on a pro forma basis with Cellu Tissue tissue parent roll production
The Combined Company was the Sixth-Largest Manufacturer in the
North American Tissue Market in 2010

1  Clearwater Paper capacities exclude expected tissue parent roll manufacturing in Shelby, NC of 70,000 tons annual capacity expected to be operational in 2012

National Manufacturing Footprint
Bleached Paperboard 775,000 tons
Tissue Parent Roll 586,000 tons
Tissue Converting 489,000 tons
Pulp 845,000 tons
Clearwater Paper Capacities 1
Clearwater Paper Pulp
Clearwater Paper SBS
Clearwater Paper Tissue Converting
Clearwater Paper Tissue Parent Roll
Corporate and administrative
Spokane, WA
Corporate Headquarters
Lewiston, ID
Converting Capacity:
102,000 tons
Lewiston, ID (Pulp)
Capacity: 540,000 tons
Lewiston, ID (SBS)
Capacity:
445,000 tons
Lewiston, ID (Tissue)
Capacity: 189,000 tons
Las Vegas, NV (TAD)
Capacity: 39,000 tons
Las Vegas, NV
Converting Capacity:
51,000 tons
Cypress Bend, AR (Pulp)
Capacity: 305,000 tons
Cypress Bend, AR (SBS)
Capacity: 330,000 tons
Elwood, IL
Converting Capacity:
68,000 tons
Wiggins, MS
Capacity: 59,000 tons
Neenah, WI
Capacity:  85,000 tons
Ladysmith, WI
Capacity: 56,000 tons
Oklahoma City, OK
Converting Capacity:
19,000 tons
East Hartford, CT
Capacity: 36,000 tons
Gouverneur, NY
Capacity: 39,000 tons
Alpharetta, GA
Thomaston, GA
Converting Capacity:
58,000 tons
Long Island, NY
Converting Capacity:
38,000 tons
Shelby, NC (TAD)
Announced Capacity:
70,000 tons
Neenah, WI
Converting Capacity:
99,000 tons
Menominee, MI
Capacity: 36,000 tons
St. Catharines, ON (TAD)
Capacity: 47,000 tons
Menominee, MI
Converting Capacity:
27,000 tons
Shelby, NC (TAD)
Converting Capacity:
27,000 tons

WESTERN GROCERY 23% of the U.S. Population
Corporate Brand 39% of the total category
Clearwater Paper 91% of total corporate brand
MID-WESTERN GROCERY 33% of the U.S. Population
Corporate Brand 27% of the total category
Clearwater Paper 66% of total corporate brand
EASTERN GROCERY 44% of the U.S. Population
Corporate Brand 24% of the total category
Clearwater Paper 28% of total corporate brand
TOTAL U.S. GROCERY 100% of the U.S. Population
Corporate Brand 28% of the total category
Clearwater Paper 57% of total corporate brand

Expansion Opportunities
Clearwater Paper has been a strong influence in the development of Private
Label tissue in the Western U.S.  An opportunity exists to grow Private
Label category development and company share in the Eastern U.S.
Source:  SymphonyIRI InfoScan.  52 Weeks Ending May 29, 2011.  Data excludes Cellu Tissue

North American Tissue Capacity Change

* Estimated
Source:  RISI and Other Industry
COMPANY LOCATION CONV/TAD TONS STARTUP DATE CHANNEL/BUSINESS/PRODUCTS
Procter and Gamble Box Elder, UT TAD 80,000 4th Q, 2012 Retail/Brand/Bounty
First Quality Anderson, SC TAD 70,000 3rd Q, 2012 Retail/P.L./BRT
Florelle Tissue Brownville, NY CONV 35,000 2nd Q, 2012 * Retail/P.L./Virgin Fiber
Patriarch Partners Gorham, NH
CONV
(Overmechanica) 35,000 3rd Q, 2012 * Retail/P.L.
Kruger Memphis, TN TAD 70,000 4th Q, 2012 Retail/Brand/P.L.
Clearwater Paper Shelby, NC TAD 70,000 4th Q, 2012 Retail/P.L./BRT & HHT
ST Paper Franklin, VA CONV 70,000 1st Q, 2013 Parent Roll Sales/Recycled
South Georgia Tissue Snelling, SC CONV 70,000 1st Q, 2013 * Parent Roll Sales/Recycled
Wausau Paper Harrodsburg, KY ATMOS 75,000 1st Q, 2013 AFH/Recycled
COMPANY LOCATION CONV/TAD TONS STARTUP DATE CHANNEL/BUSINESS/PRODUCTS
Georgia Pacific Port Hudson, LA ETAD 100,000 4th Q, 2012 * Retail/Brand & P.L./HHT & BRT
SCA Menasha, WI ATMOS (PM#3) 70,000 1st Q, 2013 AFH
COMPANY LOCATION CONV/TAD TONS STARTUP DATE CHANNEL/BUSINESS/PRODUCTS
Kimberly-Clark Everett, WA
CONV/UCTAD/DRC
(All 5 PM) 193,000 1st Q, 2012 Retail/AFH/PL-Club/Parent Roll Sales
Kimberly-Clark Chester, PA CONV (PM #16) 27,000 1st Q, 2012 Napkin/BRT
REBUILDS
ANNOUNCED SHUTDOWNS
ANNOUNCED NEW PAPER MACHINES